Third Quarter Financial Supplement September 30, 2026 Exhibit 99.2

GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2026 Table of Contents Page Investor Letter... 3 Use of Non-GAAP Measures... 4 Results of Operations and Selected Operating Performance Measures................................................................................................................................................... 5 Financial Highlights... 6 Consolidated Quarterly Results Consolidated Statements of Operations................................................................................................................................................................................................... 8 Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss) and Adjusted Operating Income (Loss), Excluding Closed Block..................................... 9 Consolidated Balance Sheets... 10-11 Consolidated Balance Sheets by Segment............................................................................................................................................................................................... 12-13 Quarterly Results by Business Adjusted Operating Income (Loss) and Selected Operating Metrics - Enact Segment............................................................................................................................ 15-16 Adjusted Operating Income (Loss) and Selected Operating Metrics - Closed Block Segment................................................................................................................ 18-23 Adjusted Operating Income (Loss) - Corporate and Other...................................................................................................................................................................... 25 Additional Financial Data Investments Summary... 27 Fixed Maturity Securities Summary... 28 U.S. GAAP Net Investment Income Yields............................................................................................................................................................................................. 29 Net Investment Gains (Losses) - Detail.................................................................................................................................................................................................. 30 Reconciliations of Non-GAAP Measures Reconciliation of Operating Return On Equity (ROE)............................................................................................................................................................................ 32 Reconciliation of Consolidated Expense Ratio........................................................................................................................................................................................ 33 Note: Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss), excluding Closed Block, adjusted operating income (loss), excluding Closed Block per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-U.S. GAAP (non-GAAP) adjusted operating income (loss), excluding Closed Block available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss), excluding Closed Block available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively. 2

GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2026 Dear Investor, Thank you for your continued interest in Genworth Financial, Inc. Please see the accompanying press release and summary presentation posted to the company’s website at https://investor.genworth.com for additional information regarding its third quarter 2026 earnings results. Investors are encouraged to listen to the company’s earnings call on the third quarter 2026 results at 10:00 a.m. (ET) on November 5, 2026. The company’s conference call will be accessible via telephone and internet. The dial-in number for Genworth’s November 5 conference call is 800-330- 6710 or 213-279-1505 (outside the U.S.); conference ID #1800927. To participate in the call by webcast, register at least 15 minutes in advance at https://investor.genworth.com. Regards, Christine Jewell Investor Relations InvestorInfo@genworth.com 3

GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2026 Use of Non-GAAP Measures The company uses non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss), excluding Closed Block.” These non-GAAP financial measures are evaluated by management and the company’s Board of Directors to assess performance, manage capital allocation, and in the case of adjusted operating income (loss), excluding Closed Block, as a factor for determining annual incentive awards and compensation for senior management. These measures have been established to more accurately reflect overall operating performance, as they minimize the impact of macroeconomic volatility. Management believes using adjusted operating income (loss), excluding Closed Block as a consolidated measure of profit or loss better aligns with the company’s strategy and capital allocation framework, as no capital is allocated to the Closed Block segment, which operates on a standalone basis, using existing capital and reserves, along with in-force management actions, to meet future obligations. The company also continues to report adjusted operating income (loss) for the Closed Block segment, as it believes it is the appropriate measure of profit or loss in accordance with segment reporting. Although adjusted operating income (loss) and adjusted operating income (loss), excluding Closed Block are non-GAAP financial measures, the company believes these measures aid in understanding the underlying performance of its operations. The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding: • net income (loss) attributable to noncontrolling interests, • net investment gains (losses), • changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, • gains (losses) on the sale of businesses, • gains (losses) on the early extinguishment of debt, • restructuring costs and • infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes the items listed above from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance. Adjustments to reconcile net income (loss) to adjusted operating income (loss) assume a 21% current tax rate, plus any associated deferred taxes, and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments. Adjusted operating income (loss), excluding Closed Block is derived from adjusted operating income (loss) and excludes adjusted operating income (loss) of the company’s Closed Block segment. While some of the excluded items may be significant components of net income (loss) determined in accordance with U.S. GAAP, the company believes that adjusted operating income (loss), and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss), excluding Closed Block, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the company. Adjusted operating income (loss) and adjusted operating income (loss), excluding Closed Block are not measures of complete profitability; therefore, they should not be considered in isolation or viewed as substitutes for U.S. GAAP net income (loss). In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. In reporting non-GAAP measures in the future, the company may make other adjustments to exclude items it does not consider reflective of its core operating performance. The company may also disclose other non-GAAP operating measures in the future if it believes that such measures would be helpful to investors in their evaluation of the company. The table on page 9 of this financial supplement provides a reconciliation of net income (loss) to adjusted operating income (loss) and adjusted operating income (loss), excluding Closed Block for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures, including “operating return on equity” and “adjusted expense ratio.” Management believes these non-GAAP measures enhance the understanding of the efficiency with which the company deploys its capital and its operating performance. See pages 32 and 33 of this financial supplement for additional details on these non-GAAP measures. Management also reports revenues of its CareScout services business (CareScout Services) to monitor growth of the business. CareScout Services revenues, which are included in Corporate and Other, primarily consist of fees from the CareScout Quality Network and placement fees earned when placing a care seeker in a senior living community, along with service fees such as eligibility assessments and Care Plans. To arrive at CareScout Services revenues, Corporate and Other revenues are adjusted to exclude intercompany eliminations, revenues from other businesses not individually reportable, including the company’s CareScout insurance business (CareScout Insurance) and international businesses, and other sources of revenue such as corporate net investment income and net investment gains (losses). See page 25 of this financial supplement for a reconciliation of total Corporate and Other revenues to CareScout Services revenues. 4

GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2026 Results of Operations and Selected Operating Performance Measures The company allocates tax to its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other. The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances, it is appropriate to record the actual effective tax rate for the period if a reliable estimate cannot be made for the full year. For the first three quarters of 2025 and 2026, the company utilized the actual effective tax rate for the interim period to record the provision (benefit) for income taxes for its Closed Block segment and the annualized projected effective tax rate for its Enact segment and Corporate and Other. This financial supplement contains selected operating performance measures including “new insurance written,” “insurance in-force” and “risk in-force,” which are commonly used in the insurance industry as measures of operating performance. Management regularly monitors and reports new insurance written for the company’s Enact segment as a measure of volume of new business generated in a period. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of mortgage insurance policies during a specified period, rather than a measure of revenues or profitability during that period. Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. These metrics are presented on a direct basis and exclude reinsurance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. Management regularly monitors and reports a loss ratio for the company’s Enact segment. The company considers the loss ratio, which is the ratio of benefits and other changes in policy reserves to net earned premiums, to be a measure of underwriting performance. The company believes the loss ratio helps to enhance the understanding of the operating performance of the Enact segment. Management regularly monitors and reports insurance in-force for the life insurance products in its Closed Block segment. Insurance in-force for the company’s life insurance products is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. The company considers insurance in-force to be a measure of the operating performance of the life insurance products in its Closed Block segment because it represents a measure of the size of the business at a specific date, rather than a measure of revenues or profitability during that period. These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources. Statutory Accounting Data The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries, collectively referred to as the company’s “legacy insurance subsidiaries,” that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP. This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage its legacy insurance subsidiaries with internally generated capital. 5

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Financial Highlights
(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Total Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)	$ 9,922	$ 10,035	$ 10,039	$ 10,074	$ 10,158
Total accumulated other comprehensive income (loss)[1]	(1,279)	(1,307)	(1,224)	(1,324)	(1,396)
Total Genworth Financial, Inc.'s stockholders' equity	$ 8,643	$ 8,728	$ 8,815	$ 8,750	$ 8,762
Book value per share	$ 23.33	$ 23.07	$ 22.88	$ 22.33	$ 21.76
Book value per share, excluding accumulated other comprehensive income (loss)	$ 26.79	$ 26.52	$ 26.06	$ 25.71	$ 25.22
Common shares outstanding as of the balance sheet date	370.4	378.4	385.2	391.8	402.7

	Twelve months ended				
Twelve Month Rolling Average ROE	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
U.S. GAAP Basis ROE	0.5 %	2.1 %	2.1 %	2.2 %	2.2 %
Operating ROE[2]	9.0 %	9.1 %	9.1 %	9.1 %	9.0 %

	Three months ended				
Quarterly Average ROE	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
U.S. GAAP Basis ROE	(1.6)%	1.9 %	1.9 %	0.1 %	4.6 %
Operating ROE[2]	8.5 %	9.1 %	8.7 %	9.7 %	9.0 %

Basic and Diluted Shares	Three months ended September 30, 2026	Nine months ended September 30, 2026
Weighted-average common shares used in basic earnings per share calculations	375.5	381.6
Potentially dilutive securities:		
Performance stock units, restricted stock units and other equity-based awards	—	5.5
Weighted-average common shares used in diluted earnings per share calculations[3]	375.5	387.1

[1] As of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, total accumulated other comprehensive income (loss) includes $3,372 million, $945 million, $1,112 million, $463 million and $142 million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

[2] See page 32 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

[3] As a result of the loss from continuing operations for the three months ended September 30, 2026, the company used basic weighted-average common shares outstanding in the calculation of diluted earnings (loss) per share for the three months ended September 30, 2026, as the inclusion of 5.8 million performance stock units, restricted stock units and other equity-based awards would have been antidilutive to the calculation. Had the company not incurred a loss from continuing operations for the three months ended September 30, 2026, diluted weighted-average common shares outstanding would have been 381.3 million.

6

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Consolidated Statements of Operations
(amounts in millions, except per share amounts)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 893	$ 875	$ 881	$ 2,649	$ 886	$ 886	$ 865	$ 862	$ 3,499
Net investment income	763	836	766	2,365	785	799	802	739	3,125
Net investment gains (losses)	(11)	37	(26)	—	(39)	99	(28)	27	59
Policy fees and other income	149	153	156	458	152	151	157	158	618
Total revenues	1,794	1,901	1,777	5,472	1,784	1,935	1,796	1,786	7,301
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	1,270	1,233	1,224	3,727	1,182	1,227	1,195	1,217	4,821
Liability remeasurement (gains) losses	108	132	44	284	143	106	60	4	313
Changes in fair value of market risk benefits and associated hedges	(11)	(17)	10	(18)	(4)	(1)	(10)	18	3
Interest credited	96	96	95	287	97	96	94	99	386
Acquisition and operating expenses, net of deferrals	255	268	213	736	265	259	249	236	1,009
Amortization of deferred acquisition costs and intangibles	52	54	55	161	57	57	57	60	231
Interest expense	25	26	25	76	26	27	26	26	105
Total benefits and expenses	1,795	1,792	1,666	5,253	1,766	1,771	1,671	1,660	6,868
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	109	111	219	18	164	125	126	433
Provision (benefit) for income taxes	8	26	31	65	4	9	35	36	84
INCOME (LOSS) FROM CONTINUING OPERATIONS	(9)	83	80	154	14	155	90	90	349
Income (loss) from discontinued operations, net of taxes[1]	(2)	(2)	(1)	(5)	21	(8)	(7)	(5)	1
NET INCOME (LOSS)	(11)	81	79	149	35	147	83	85	350
Less: net income (loss) attributable to noncontrolling interests	30	34	32	96	33	31	32	31	127
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ (41)	$ 47	$ 47	$ 53	$ 2	$ 116	$ 51	$ 54	$ 223
Earnings (Loss) Per Share Data:									
Income (loss) from continuing operations available to Genworth Financial, Inc.'s common stockholders per share									
Basic	$ (0.10)	$ 0.13	$ 0.12	$ 0.15	$ (0.05)	$ 0.30	$ 0.14	$ 0.14	$ 0.54
Diluted	$ (0.10)	$ 0.13	$ 0.12	$ 0.15	$ (0.05)	$ 0.30	$ 0.14	$ 0.14	$ 0.54
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per share									
Basic	$ (0.11)	$ 0.12	$ 0.12	$ 0.14	$ —	$ 0.29	$ 0.12	$ 0.13	$ 0.54
Diluted	$ (0.11)	$ 0.12	$ 0.12	$ 0.14	$ —	$ 0.28	$ 0.12	$ 0.13	$ 0.54
Weighted-average common shares outstanding									
Basic	375.5	381.3	388.1	381.6	396.4	408.0	413.2	418.3	409.0
Diluted[2]	375.5	386.3	393.7	387.1	396.4	413.3	417.5	422.9	414.0

[1] Income (loss) from discontinued operations primarily includes legal costs related to litigation involving the company's former lifestyle protection insurance business, and in the fourth quarter of 2025, loss recoveries of $16 million.

[2] As a result of the loss from continuing operations for the three months ended September 30, 2026 and December 31, 2025, the company used basic weighted-average common shares outstanding in the calculation of diluted earnings (loss) per share for the three months ended September 30, 2026 and December 31, 2025, as the inclusion of 5.8 million and 6.0 million, respectively, performance stock units, restricted stock units and other equity-based awards would have been antidilutive to the calculation. Had the company not incurred a loss from continuing operations for the three months ended September 30, 2026 and December 31, 2025, diluted weighted-average common shares outstanding would have been 381.3 million and 402.4 million, respectively.

8

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss) and Adjusted Operating Income (Loss), Excluding Closed Block
(amounts in millions, except per share amounts)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ (41)	$ 47	$ 47	$ 53	$ 2	$ 116	$ 51	$ 54	$ 223
Add: net income (loss) attributable to noncontrolling interests	30	34	32	96	33	31	32	31	127
NET INCOME (LOSS)	(11)	81	79	149	35	147	83	85	350
Less: income (loss) from discontinued operations, net of taxes	(2)	(2)	(1)	(5)	21	(8)	(7)	(5)	1
INCOME (LOSS) FROM CONTINUING OPERATIONS	(9)	83	80	154	14	155	90	90	349
Less: net income (loss) attributable to noncontrolling interests	30	34	32	96	33	31	32	31	127
INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	(39)	49	48	58	(19)	124	58	59	222
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:									
Net investment (gains) losses, net[1]	9	(37)	25	(3)	38	(99)	27	(28)	(62)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[2]	(15)	(23)	9	(29)	(6)	(3)	(15)	19	(5)
(Gains) losses on early extinguishment of debt	(2)	(1)	—	(3)	(1)	—	—	—	(1)
Expenses related to restructuring	2	2	2	6	—	1	—	(1)	—
Taxes on adjustments[3]	1	12	(7)	6	(4)	(6)	(2)	2	(10)
ADJUSTED OPERATING INCOME (LOSS)	(44)	2	77	35	8	17	68	51	144
Adjustment to exclude Closed Block segment adjusted operating (income) loss	146	110	32	288	114	96	44	63	317
ADJUSTED OPERATING INCOME (LOSS), EXCLUDING CLOSED BLOCK	$ 102	$ 112	$ 109	$ 323	$ 122	$ 113	$ 112	$ 114	$ 461
ADJUSTED OPERATING INCOME (LOSS):									
Enact segment	$ 132	$ 143	$ 140	$ 415	$ 146	$ 134	$ 141	$ 137	$ 558
Corporate and Other	(30)	(31)	(31)	(92)	(24)	(21)	(29)	(23)	(97)
Closed Block segment	(146)	(110)	(32)	(288)	(114)	(96)	(44)	(63)	(317)
ADJUSTED OPERATING INCOME (LOSS)	$ (44)	$ 2	$ 77	$ 35	$ 8	$ 17	$ 68	$ 51	$ 144
Earnings (Loss) Per Share Data:									
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per share									
Basic	$ (0.11)	$ 0.12	$ 0.12	$ 0.14	$ —	$ 0.29	$ 0.12	$ 0.13	$ 0.54
Diluted	$ (0.11)	$ 0.12	$ 0.12	$ 0.14	$ —	$ 0.28	$ 0.12	$ 0.13	$ 0.54
Adjusted operating income (loss), excluding Closed Block per share									
Basic	$ 0.27	$ 0.29	$ 0.28	$ 0.85	$ 0.31	$ 0.28	$ 0.27	$ 0.27	$ 1.13
Diluted	$ 0.27	$ 0.29	$ 0.28	$ 0.83	$ 0.31	$ 0.28	$ 0.27	$ 0.27	$ 1.11
Weighted-average common shares outstanding									
Basic	375.5	381.3	388.1	381.6	396.4	408.0	413.2	418.3	409.0
Diluted[4]	375.5	386.3	393.7	387.1	396.4	413.3	417.5	422.9	414.0

[1]Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 30 for reconciliation).

[2]Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 23 for reconciliation).

[3]Taxes on adjustments include tax expense of $3 million in the fourth quarter of 2025 and a tax benefit of $27 million in the third quarter of 2025 related to a release of a portion of the valuation allowance on certain deferred tax assets.

[4]As a result of the loss from continuing operations for the three months ended September 30, 2026 and December 31, 2025, the company used basic weighted-average common shares outstanding in the calculation of diluted earnings (loss) per share for the three months ended September 30, 2026 and December 31, 2025, as the inclusion of 5.8 million and 6.0 million, respectively, performance stock units, restricted stock units and other equity-based awards would have been antidilutive to the calculation. Had the company not incurred a loss from continuing operations for the three months ended September 30, 2026 and December 31, 2025, diluted weighted-average common shares outstanding would have been 381.3 million and 402.4 million, respectively.

9

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Consolidated Balance Sheets
(amounts in millions)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
ASSETS					
Investments:					
Fixed maturity securities available-for-sale, at fair value[1]	$ 42,457	$ 45,264	$ 45,095	$ 45,762	$ 46,110
Equity securities, at fair value	560	564	544	555	546
Commercial mortgage loans	6,488	6,408	6,351	6,363	6,374
Less: Allowance for credit losses	(59)	(57)	(58)	(59)	(59)
Commercial mortgage loans, net	6,429	6,351	6,293	6,304	6,315
Policy loans	2,336	2,385	2,301	2,297	2,311
Limited partnerships	3,594	3,538	3,528	3,484	3,473
Other invested assets	895	871	770	770	658
Total investments	56,271	58,973	58,531	59,172	59,413
Cash, cash equivalents and restricted cash	2,207	1,986	2,120	2,036	2,036
Accrued investment income	582	555	633	603	589
Deferred acquisition costs	1,454	1,497	1,540	1,586	1,632
Intangible assets and goodwill	201	201	199	198	184
Reinsurance recoverable	16,083	17,412	17,394	17,860	17,872
Less: Allowance for credit losses	(19)	(21)	(21)	(23)	(23)
Reinsurance recoverable, net	16,064	17,391	17,373	17,837	17,849
Other assets	427	474	468	418	421
Deferred tax asset	1,631	1,811	1,761	1,800	1,801
Market risk benefit assets	92	79	55	64	62
Separate account assets	4,203	4,396	4,093	4,369	4,449
Total assets	$ 83,132	$ 87,363	$ 86,773	$ 88,083	$ 88,436

[1]Amortized cost of $47,928 million, $48,228 million, $48,192 million, $48,150 million and $48,379 million as of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and allowance for credit losses of $23 million, $22 million, $23 million, $23 million and $28 million as of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively.

10

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Consolidated Balance Sheets
(amounts in millions)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
LIABILITIES AND EQUITY					
Liabilities:					
Future policy benefits	$ 50,279	$ 54,508	$ 54,082	$ 55,228	$ 55,364
Policyholder account balances	13,848	13,895	13,871	13,843	14,039
Market risk benefit liabilities	315	366	423	413	429
Liability for policy and contract claims	774	757	743	727	710
Unearned premiums	77	81	85	92	96
Other liabilities	2,514	2,095	2,126	2,131	2,056
Long-term borrowings	1,480	1,500	1,509	1,513	1,520
Separate account liabilities	4,203	4,396	4,093	4,369	4,449
Liabilities related to discontinued operations[1]	—	—	—	—	2
Total liabilities	73,490	77,598	76,932	78,316	78,665
Equity:					
Common stock	1	1	1	1	1
Additional paid-in capital	11,894	11,885	11,873	11,888	11,879
Accumulated other comprehensive income (loss):					
Change in the discount rate used to measure future policy benefits	3,372	945	1,112	463	142
All other	(4,651)	(2,252)	(2,336)	(1,787)	(1,538)
Total accumulated other comprehensive income (loss)	(1,279)	(1,307)	(1,224)	(1,324)	(1,396)
Retained earnings	1,736	1,777	1,731	1,684	1,682
Treasury stock, at cost	(3,709)	(3,628)	(3,566)	(3,499)	(3,404)
Total Genworth Financial, Inc.'s stockholders' equity	8,643	8,728	8,815	8,750	8,762
Noncontrolling interests	999	1,037	1,026	1,017	1,009
Total equity	9,642	9,765	9,841	9,767	9,771
Total liabilities and equity	$ 83,132	$ 87,363	$ 86,773	$ 88,083	$ 88,436

[1]Liabilities related to discontinued operations primarily include legal costs related to litigation involving the sale of the company's former lifestyle protection insurance business.

11

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Consolidated Balance Sheet by Segment
(amounts in millions)

	September 30, 2026			
	Enact	Closed Block	Corporate and Other[1]	Total
ASSETS				
Cash and investments	$ 6,531	$ 51,606	$ 923	$ 59,060
Deferred acquisition costs and intangible assets	63	1,560	32	1,655
Reinsurance recoverable, net	8	16,056	—	16,064
Deferred tax and other assets	189	1,788	81	2,058
Market risk benefit assets	—	92	—	92
Separate account assets	—	4,203	—	4,203
Total assets	$ 6,791	$ 75,305	$ 1,036	$ 83,132
LIABILITIES AND EQUITY				
Liabilities:				
Future policy benefits	$ —	$ 50,279	$ —	$ 50,279
Policyholder account balances	—	13,848	—	13,848
Market risk benefit liabilities	—	315	—	315
Liability for policy and contract claims	617	150	7	774
Unearned premiums	77	—	—	77
Other liabilities	141	1,804	569	2,514
Borrowings	746	—	734	1,480
Separate account liabilities	—	4,203	—	4,203
Total liabilities	1,581	70,599	1,310	73,490
Equity:				
Allocated equity, excluding accumulated other comprehensive income (loss)	4,448	5,230	244	9,922
Allocated accumulated other comprehensive income (loss)	(237)	(524)	(518)	(1,279)
Total Genworth Financial, Inc.'s stockholders' equity	4,211	4,706	(274)	8,643
Noncontrolling interests	999	—	—	999
Total equity	5,210	4,706	(274)	9,642
Total liabilities and equity	$ 6,791	$ 75,305	$ 1,036	$ 83,132

[1] Includes start-up businesses, not individually reportable, that offer aging care services through CareScout Services and long-term care insurance products through CareScout Insurance, along with certain international businesses, debt financing expenses, unallocated corporate income and expenses, and eliminations of inter-segment transactions.

12

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Consolidated Balance Sheet by Segment
(amounts in millions)

	June 30, 2026			
	Enact	Closed Block	Corporate and Other[(1)]	Total
ASSETS				
Cash and investments	$ 6,745	$ 53,605	$ 1,164	$ 61,514
Deferred acquisition costs and intangible assets	61	1,605	32	1,698
Reinsurance recoverable, net	5	17,386	—	17,391
Deferred tax and other assets	150	1,991	144	2,285
Market risk benefit assets	—	79	—	79
Separate account assets	—	4,396	—	4,396
Total assets	$ 6,961	$ 79,062	$ 1,340	$ 87,363
LIABILITIES AND EQUITY				
Liabilities:				
Future policy benefits	$ —	$ 54,508	$ —	$ 54,508
Policyholder account balances	—	13,895	—	13,895
Market risk benefit liabilities	—	366	—	366
Liability for policy and contract claims	599	151	7	757
Unearned premiums	81	—	—	81
Other liabilities	126	1,479	490	2,095
Borrowings	745	—	755	1,500
Separate account liabilities	—	4,396	—	4,396
Total liabilities	1,551	74,795	1,252	77,598
Equity:				
Allocated equity, excluding accumulated other comprehensive income (loss)	4,439	5,092	504	10,035
Allocated accumulated other comprehensive income (loss)	(66)	(825)	(416)	(1,307)
Total Genworth Financial, Inc.'s stockholders' equity	4,373	4,267	88	8,728
Noncontrolling interests	1,037	—	—	1,037
Total equity	5,410	4,267	88	9,765
Total liabilities and equity	$ 6,961	$ 79,062	$ 1,340	$ 87,363

[(1)] Includes other businesses not individually reportable, including CareScout Services, CareScout Insurance and certain international businesses, along with debt financing expenses, unallocated corporate income and expenses, and eliminations of inter-segment transactions.

13

Enact Segment

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Adjusted Operating Income (Loss) - Enact Segment
(amounts in millions)

	2026				2025				
	3Q	**2Q**	**1Q**	**Total**	**4Q**	**3Q**	**2Q**	**1Q**	**Total**
REVENUES:									
Premiums	$ 242	$ 245	$ 243	$ 730	$ 245	$ 245	$ 245	$ 245	$ 980
Net investment income	74	73	72	219	69	68	66	63	266
Net investment gains (losses)	(6)	(2)	(6)	(14)	(3)	(2)	(8)	(3)	(16)
Policy fees and other income	3	1	3	7	1	1	1	2	5
Total revenues	313	317	312	942	312	312	304	307	1,235
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	48	33	37	118	18	36	25	31	110
Acquisition and operating expenses, net of deferrals	48	50	47	145	57	51	50	50	208
Amortization of deferred acquisition costs and intangibles	2	2	2	6	2	2	3	2	9
Interest expense	12	13	12	37	13	13	12	12	50
Total benefits and expenses	110	98	98	306	90	102	90	95	377
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	203	219	214	636	222	210	214	212	858
Provision (benefit) for income taxes	45	44	46	135	45	47	46	46	184
INCOME (LOSS) FROM CONTINUING OPERATIONS	158	175	168	501	177	163	168	166	674
Less: net income (loss) attributable to noncontrolling interests	30	34	32	96	33	31	32	31	127
INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	128	141	136	405	144	132	136	135	547
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:									
Net investment (gains) losses, net[1]	4	2	5	11	2	2	7	2	13
Expenses related to restructuring	1	1	—	2	—	1	(1)	1	1
Taxes on adjustments	(1)	(1)	(1)	(3)	—	(1)	(1)	(1)	(3)
ADJUSTED OPERATING INCOME (LOSS)	$ 132	$ 143	$ 140	$ 415	$ 146	$ 134	$ 141	$ 137	$ 558

[1] Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

	3Q 2026	2Q 2026	1Q 2026	Total 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	Total 2025
Net investment (gains) losses, gross	$ 6	$ 2	$ 6	$ 14	$ 3	$ 2	$ 8	$ 3	$ 16
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(2)	—	(1)	(3)	(1)	—	(1)	(1)	(3)
Net investment (gains) losses, net	$ 4	$ 2	$ 5	$ 11	$ 2	$ 2	$ 7	$ 2	$ 13

15

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Selected Operating Metrics - Enact Segment
(dollar amounts in millions)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Direct Primary New Insurance Written	$ 14,106	$ 15,199	$ 12,786	$ 42,091	$ 14,386	$ 14,048	$ 13,254	$ 9,818	$ 51,506
Direct Primary Insurance In-Force	$ 275,068	$ 273,953	$ 272,475		$ 273,147	$ 272,349	$ 269,754	$ 268,366	
Direct Primary Risk In-Force	$ 71,904	$ 71,616	$ 71,245		$ 71,363	$ 71,144	$ 70,401	$ 69,937	
Primary Delinquencies	26,085	24,330	24,670	26,085	24,885	23,382	22,118	22,349	24,885
New Delinquencies	14,401	12,299	13,559	40,259	13,679	12,998	11,567	12,237	50,481
Paid Claims	542	361	280	1,183	287	253	218	179	937
Primary Cures[1]	12,104	12,278	13,494	37,876	11,889	11,481	11,580	13,275	48,225
Loss Ratio[2]	20 %	14 %	15 %	16 %	7 %	15 %	10 %	12 %	11 %
Available Assets Above PMIERs Requirements[3]	$ 1,827	$ 1,894	$ 1,919		$ 1,919	$ 1,904	$ 1,961	$ 1,966	
PMIERs Sufficiency Ratio[3]	158 %	161 %	162 %		162 %	162 %	165 %	165 %	
Reserves:									
Direct primary case[4]	$ 556	$ 540	$ 532		$ 515	$ 520	$ 500	$ 489	
All other[4]	61	59	58		57	52	52	54	
Total Reserves	$ 617	$ 599	$ 590		$ 572	$ 572	$ 552	$ 543	

[1] Includes rescissions and claim denials.

[2] The loss ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

[3] The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

[4] Direct primary case reserves exclude loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, pool, IBNR and reinsurance reserves.

For additional information related to the Enact segment, refer to the current quarter Quarterly Financial Supplement posted to the Enact Holdings, Inc. investor page:
https://ir.enactmi.com/financials-and-filings/quarterly-results

16

Closed Block Segment

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Adjusted Operating Income (Loss) - Closed Block Segment
(amounts in millions)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 648	$ 627	$ 636	$ 1,911	$ 637	$ 639	$ 617	$ 615	$ 2,508
Net investment income	686	758	691	2,135	711	726	732	671	2,840
Net investment gains (losses)	(7)	46	(27)	12	(28)	93	8	30	103
Policy fees and other income	144	150	150	444	150	150	156	156	612
Total revenues	1,471	1,581	1,450	4,502	1,470	1,608	1,513	1,472	6,063
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	1,224	1,202	1,189	3,615	1,166	1,194	1,171	1,188	4,719
Liability remeasurement (gains) losses	108	132	44	284	143	106	60	4	313
Changes in fair value of market risk benefits and associated hedges	(11)	(17)	10	(18)	(4)	(1)	(10)	18	3
Interest credited	96	96	95	287	97	96	94	99	386
Acquisition and operating expenses, net of deferrals	176	185	132	493	173	178	170	167	688
Amortization of deferred acquisition costs and intangibles	48	49	51	148	53	54	53	57	217
Total benefits and expenses	1,641	1,647	1,521	4,809	1,628	1,627	1,538	1,533	6,326
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(170)	(66)	(71)	(307)	(158)	(19)	(25)	(61)	(263)
Provision (benefit) for income taxes	(31)	(10)	(10)	(51)	(27)	2	1	(7)	(31)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(139)	(56)	(61)	(256)	(131)	(21)	(26)	(54)	(232)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	7	(46)	27	(12)	28	(93)	(8)	(30)	(103)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[(1)]	(15)	(23)	9	(29)	(6)	(3)	(15)	19	(5)
Expenses related to restructuring	—	1	—	1	—	—	—	—	—
Taxes on adjustments	1	14	(7)	8	(5)	21	5	2	23
ADJUSTED OPERATING INCOME (LOSS)	$ (146)	$ (110)	$ (32)	$ (288)	$ (114)	$ (96)	$ (44)	$ (63)	$ (317)
Liability remeasurement (gains) losses:[(2)]									
Cash flow assumption updates	$ (3)	$ 5	$ 8	$ 10	$ 10	$ 6	$ 8	$ (1)	$ 23
Actual variances from expected experience	111	127	36	274	133	100	52	5	290
Total	$ 108	$ 132	$ 44	$ 284	$ 143	$ 106	$ 60	$ 4	$ 313

(1)Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 23 for reconciliation).

(2)See pages 19, 21 and 23 for additional product-level details.

18

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Adjusted Operating Income (Loss) - Closed Block Segment - Long-Term Care Insurance
(amounts in millions)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 605	$ 583	$ 579	$ 1,767	$ 598	$ 597	$ 578	$ 571	$ 2,344
Net investment income	471	542	477	1,490	496	505	516	451	1,968
Net investment gains (losses)	12	45	(19)	38	(22)	104	25	29	136
Policy fees and other income	—	—	—	—	1	—	—	—	1
Total revenues	1,088	1,170	1,037	3,295	1,073	1,206	1,119	1,051	4,449
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	1,000	975	965	2,940	981	972	951	944	3,848
Liability remeasurement (gains) losses	105	122	37	264	171	113	50	(18)	316
Acquisition and operating expenses, net of deferrals	122	121	74	317	120	118	115	109	462
Amortization of deferred acquisition costs and intangibles	16	16	16	48	16	17	16	17	66
Total benefits and expenses	1,243	1,234	1,092	3,569	1,288	1,220	1,132	1,052	4,692
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(155)	(64)	(55)	(274)	(215)	(14)	(13)	(1)	(243)
Provision (benefit) for income taxes	(28)	(9)	(6)	(43)	(39)	4	4	6	(25)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(127)	(55)	(49)	(231)	(176)	(18)	(17)	(7)	(218)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	(12)	(45)	19	(38)	22	(104)	(25)	(29)	(136)
Expenses related to restructuring	—	1	—	1	—	—	—	—	—
Taxes on adjustments	2	9	(4)	7	(5)	22	5	6	28
ADJUSTED OPERATING INCOME (LOSS)	$ (137)	$ (90)	$ (34)	$ (261)	$ (159)	$ (100)	$ (37)	$ (30)	$ (326)
Liability remeasurement (gains) losses:[1]									
Cash flow assumption updates	$ (3)	$ 5	$ 8	$ 10	$ 47	$ 6	$ 8	$ (1)	$ 60
Actual variances from expected experience[2]	108	117	29	254	124	107	42	(17)	256
Total	$ 105	$ 122	$ 37	$ 264	$ 171	$ 113	$ 50	$ (18)	$ 316
Ratio of the liability remeasurement (gains) losses to beginning reserves[3]	0.24 %	0.27 %	0.09 %	0.60 %	0.40 %	0.27 %	0.11 %	(0.04)%	0.74 %

[1] In the fourth quarter of 2025, the liability remeasurement loss of $171 million in the company's long-term care insurance products included an unfavorable impact from annual cash flow assumption updates of $47 million. Unfavorable benefit utilization and healthy life assumption updates were largely offset by favorable assumption updates reflecting in-force rate action approval experience and benefit reductions as well as favorable claim termination assumption updates. Also included in the liability remeasurement loss of $171 million were unfavorable actual variances from expected experience of $124 million associated with higher claims and lower terminations.

[2] In the first quarter of 2026, actual variances from expected experience included net insurance recoveries of $23 million related to cash payments made to policyholders in connection with a prior legal settlement.

[3] The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the locked-in discount rate as of each applicable quarter.

19

GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2026 3Q 2Q 1Q Total 4Q 3Q 2Q 1Q Total 273$ 261$ 253$ 787$ 261$ 256$ 247$ 240$ 1,004$ 73 83 34 190 50 81 95 100 326 346$ 344$ 287$ 977$ 311$ 337$ 342$ 340$ 1,330$ 2026 2025 (1) Includes all implemented in-force rate actions since 2012. (3) The first quarter of 2025 included a $3 million net favorable legal settlement impact. (2) Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions, and these impacts exclude reserve updates. Statutory earnings from in-force rate actions Impact of in-force rate actions on pre-tax statutory earnings (1) Premiums, premium tax, commissions and other expenses, net (2) Reserve changes, net (2),(3) 20 Statutory Impact of InForce Rate Actions  Closed Block Segment  LongTerm Care Insurance (amounts in millions)

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Adjusted Operating Income (Loss) - Closed Block Segment - Life Insurance
(amounts in millions)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 43	$ 44	$ 57	$ 144	$ 39	$ 42	$ 39	$ 44	$ 164
Net investment income	148	146	145	439	144	148	139	144	575
Net investment gains (losses)	(9)	2	(3)	(10)	(1)	(3)	(9)	—	(13)
Policy fees and other income	119	124	124	367	123	123	130	129	505
Total revenues	301	316	323	940	305	310	299	317	1,231
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	193	194	189	576	151	186	183	201	721
Liability remeasurement (gains) losses	(1)	9	9	17	(6)	—	9	25	28
Interest credited	79	77	76	232	77	75	73	77	302
Acquisition and operating expenses, net of deferrals	36	47	40	123	36	39	36	36	147
Amortization of deferred acquisition costs and intangibles	28	29	30	87	32	32	33	34	131
Total benefits and expenses	335	356	344	1,035	290	332	334	373	1,329
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(34)	(40)	(21)	(95)	15	(22)	(35)	(56)	(98)
Provision (benefit) for income taxes	(7)	(9)	(4)	(20)	3	(4)	(8)	(12)	(21)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(27)	(31)	(17)	(75)	12	(18)	(27)	(44)	(77)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	9	(2)	3	10	1	3	9	—	13
Taxes on adjustments	(2)	—	—	(2)	—	—	(2)	—	(2)
ADJUSTED OPERATING INCOME (LOSS)	$ (20)	$ (33)	$ (14)	$ (67)	$ 13	$ (15)	$ (20)	$ (44)	$ (66)
Liability remeasurement (gains) losses:									
Cash flow assumption updates[(1)]	$ —	$ —	$ —	$ —	$ (15)	$ —	$ —	$ —	$ (15)
Actual variances from expected experience	(1)	9	9	17	9	—	9	25	43
Total	$ (1)	$ 9	$ 9	$ 17	$ (6)	$ —	$ 9	$ 25	$ 28

[(1)] In the fourth quarter of 2025, the company had a favorable pre-tax impact of $15 million from cash flow assumption updates in its universal and term universal life insurance products reflecting favorable updates to interest rate assumptions given the recent rate environment.

21

GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2026 3Q 2Q 1Q 4Q 3Q 2Q 1Q 42,092$ 42,188$ 41,303$ 38,550$ 39,299$ 40,066$ 40,970$ 179,248$ 187,346$ 195,609$ 204,019$ 212,145$ 221,136$ 230,338$ 80,116$ 81,636$ 83,070$ 84,373$ 85,722$ 87,101$ 88,113$ 80,637$ 82,165$ 83,605$ 84,912$ 86,276$ 87,654$ 88,684$ 25,158$ 25,447$ 25,755$ 26,063$ 26,334$ 26,622$ 26,918$ 28,205$ 28,541$ 28,892$ 29,223$ 29,582$ 29,906$ 30,257$ Term and whole life insurance Life insurance in-force, net of reinsurance Life insurance in-force, before reinsurance 2026 2025 Life insurance in-force, before reinsurance Term universal life insurance Life insurance in-force, net of reinsurance Life insurance in-force, before reinsurance Universal life insurance Life insurance in-force, net of reinsurance 22 Insurance InForce  Closed Block Segment  Life Insurance (amounts in millions)

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Adjusted Operating Income (Loss) - Closed Block Segment - Annuities
(amounts in millions)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Net investment income	$ 67	$ 70	$ 69	$ 206	$ 71	$ 73	$ 77	$ 76	$ 297
Net investment gains (losses)	(10)	(1)	(5)	(16)	(5)	(8)	(8)	1	(20)
Policy fees and other income	25	26	26	77	26	27	26	27	106
Total revenues	82	95	90	267	92	92	95	104	383
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	31	33	35	99	34	36	37	43	150
Liability remeasurement (gains) losses	4	1	(2)	3	(22)	(7)	1	(3)	(31)
Changes in fair value of market risk benefits and associated hedges	(11)	(17)	10	(18)	(4)	(1)	(10)	18	3
Interest credited	17	19	19	55	20	21	21	22	84
Acquisition and operating expenses, net of deferrals	18	17	18	53	17	21	19	22	79
Amortization of deferred acquisition costs and intangibles	4	4	5	13	5	5	4	6	20
Total benefits and expenses	63	57	85	205	50	75	72	108	305
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	38	5	62	42	17	23	(4)	78
Provision (benefit) for income taxes	4	8	—	12	9	2	5	(1)	15
INCOME (LOSS) FROM CONTINUING OPERATIONS	15	30	5	50	33	15	18	(3)	63
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	10	1	5	16	5	8	8	(1)	20
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[1]	(15)	(23)	9	(29)	(6)	(3)	(15)	19	(5)
Taxes on adjustments	1	5	(3)	3	—	(1)	2	(4)	(3)
ADJUSTED OPERATING INCOME (LOSS)	$ 11	$ 13	$ 16	$ 40	$ 32	$ 19	$ 13	$ 11	$ 75
Liability remeasurement (gains) losses:									
Cash flow assumption updates[2]	$ —	$ —	$ —	$ —	$ (22)	$ —	$ —	$ —	$ (22)
Actual variances from expected experience	4	1	(2)	3	—	(7)	1	(3)	(9)
Total	$ 4	$ 1	$ (2)	$ 3	$ (22)	$ (7)	$ 1	$ (3)	$ (31)

[1]Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

	3Q 2026	2Q 2026	1Q 2026	Total 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	Total 2025
Changes in fair value of market risk benefits and associated hedges	$ (11)	$ (17)	$ 10	$ (18)	$ (4)	$ (1)	$ (10)	$ 18	$ 3
Adjustment for changes in reserves, attributed fees and benefit payments	(4)	(6)	(1)	(11)	(2)	(2)	(5)	1	(8)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$ (15)	$ (23)	$ 9	$ (29)	$ (6)	$ (3)	$ (15)	$ 19	$ (5)

[2]In the fourth quarter of 2025, the company's annuity products had a favorable pre-tax impact of $22 million primarily from favorable updates to its fixed annuity mortality assumptions.

23

Corporate and Other

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Adjusted Operating Income (Loss) - Corporate and Other[1]
(amounts in millions)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 3	$ 3	$ 2	$ 8	$ 4	$ 2	$ 3	$ 2	$ 11
Net investment income	3	5	3	11	5	5	4	5	19
Net investment gains (losses)	2	(7)	7	2	(8)	8	(28)	—	(28)
Policy fees and other income	2	2	3	7	1	—	—	—	1
Total revenues[2]	10	3	15	28	2	15	(21)	7	3
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	(2)	(2)	(2)	(6)	(2)	(3)	(1)	(2)	(8)
Acquisition and operating expenses, net of deferrals	31	33	34	98	35	30	29	19	113
Amortization of deferred acquisition costs and intangibles	2	3	2	7	2	1	1	1	5
Interest expense	13	13	13	39	13	14	14	14	55
Total benefits and expenses	44	47	47	138	48	42	43	32	165
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(34)	(44)	(32)	(110)	(46)	(27)	(64)	(25)	(162)
Provision (benefit) for income taxes	(6)	(8)	(5)	(19)	(14)	(40)	(12)	(3)	(69)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(28)	(36)	(27)	(91)	(32)	13	(52)	(22)	(93)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	(2)	7	(7)	(2)	8	(8)	28	—	28
(Gains) losses on early extinguishment of debt	(2)	(1)	—	(3)	(1)	—	—	—	(1)
Expenses related to restructuring	1	—	2	3	—	—	1	(2)	(1)
Taxes on adjustments[3]	1	(1)	1	1	1	(26)	(6)	1	(30)
ADJUSTED OPERATING INCOME (LOSS)	$ (30)	$ (31)	$ (31)	$ (92)	$ (24)	$ (21)	$ (29)	$ (23)	$ (97)

[1]Includes other businesses not individually reportable, including CareScout Services, CareScout Insurance and certain international businesses, along with debt financing expenses, unallocated corporate income and expenses, and eliminations of inter-segment transactions.

[2]The following table provides a reconciliation of total Corporate and Other revenues to CareScout Services revenues:

	3Q 2026	2Q 2026	1Q 2026	Total 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	Total 2025
Total Corporate and Other revenues	$ 10	$ 3	$ 15	$ 28	$ 2	$ 15	$ (21)	$ 7	$ 3
Less: intercompany eliminations	(4)	(3)	(4)	(11)	(4)	(3)	(4)	(4)	(15)
Less: other revenues	7	—	13	20	1	15	(21)	7	2
CareScout Services revenues	$ 7	$ 6	$ 6	$ 19	$ 5	$ 3	$ 4	$ 4	$ 16

[3]Taxes on adjustments include tax expense of $3 million in the fourth quarter of 2025 and a tax benefit of $27 million in the third quarter of 2025 related to a release of a portion of the valuation allowance on certain deferred tax assets.

25

Additional Financial Data

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Investments Summary
(amounts in millions)

	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025	
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio										
Fixed maturity securities:										
Investment grade:										
Public fixed maturity securities	$ 23,766	41 %	$ 25,551	42 %	$ 25,941	43 %	$ 26,493	44 %	$ 26,839	45 %
Private fixed maturity securities	10,822	19	11,492	19	11,181	19	11,333	19	11,305	18
Residential mortgage-backed securities[(1)]	1,008	2	1,069	2	1,063	2	1,099	2	1,059	2
Commercial mortgage-backed securities	1,249	2	1,346	2	1,344	2	1,295	2	1,346	2
Other asset-backed securities	2,581	4	2,483	4	2,202	4	2,060	3	2,035	3
State and political subdivisions	1,800	3	1,999	3	2,086	3	2,114	3	2,145	3
Non-investment grade fixed maturity securities	1,231	2	1,324	2	1,278	2	1,368	2	1,381	2
Equity securities:										
Common stocks and mutual funds	503	1	495	1	475	1	485	1	477	1
Preferred stocks	57	—	69	—	69	—	70	—	69	—
Commercial mortgage loans, net	6,429	11	6,351	11	6,293	10	6,304	10	6,315	10
Policy loans	2,336	4	2,385	4	2,301	4	2,297	4	2,311	4
Limited partnerships	3,594	6	3,538	6	3,528	6	3,484	6	3,473	6
Cash, cash equivalents, restricted cash and short-term investments	2,281	4	2,065	3	2,149	3	2,073	3	2,062	3
Other invested assets: Derivatives:										
Interest rate swaps	5	—	8	—	8	—	11	—	17	—
Foreign currency swaps	5	—	6	—	8	—	4	—	5	—
Equity index options	13	—	15	—	12	—	18	—	19	—
Forward bond purchase commitments	—	—	7	—	4	—	6	—	11	—
Other	798	1	756	1	709	1	694	1	580	1
Total invested assets and cash	$ 58,478	100 %	$ 60,959	100 %	$ 60,651	100 %	$ 61,208	100 %	$ 61,449	100 %
Public Fixed Maturity Securities - Credit Quality:										
NRSRO[(2)] Designation										
AAA	$ 1,232	4 %	$ 1,357	4 %	$ 1,446	5 %	$ 1,466	5 %	$ 1,496	5 %
AA	6,676	24	7,256	24	7,127	23	7,250	23	7,166	23
A	8,639	31	9,226	31	9,407	31	9,373	30	9,440	30
BBB	11,031	39	11,876	39	12,208	39	12,642	40	12,993	40
BB	463	2	486	2	471	2	504	2	476	2
B	26	—	27	—	16	—	16	—	34	—
CCC and lower	—	—	—	—	—	—	—	—	—	—
Not rated	—	—	—	—	1	—	—	—	—	—
Total public fixed maturity securities	$ 28,067	100 %	$ 30,228	100 %	$ 30,676	100 %	$ 31,251	100 %	$ 31,605	100 %
Private Fixed Maturity Securities - Credit Quality:										
NRSRO[(2)] Designation										
AAA	$ 764	5 %	$ 713	5 %	$ 570	4 %	$ 540	4 %	$ 599	4 %
AA	1,643	11	1,701	11	1,717	12	1,690	12	1,600	11
A	4,687	33	4,921	33	4,619	32	4,484	31	4,410	31
BBB	6,554	46	6,890	46	6,723	47	6,949	48	7,025	49
BB	656	5	747	5	718	5	747	5	773	5
B	43	—	26	—	35	—	71	—	66	—
CCC and lower	23	—	23	—	22	—	15	—	17	—
Not rated	20	—	15	—	15	—	15	—	15	—
Total private fixed maturity securities	$ 14,390	100 %	$ 15,036	100 %	$ 14,419	100 %	$ 14,511	100 %	$ 14,505	100 %

[(1)]The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
[(2)]Nationally Recognized Statistical Rating Organizations.

27

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Fixed Maturity Securities Summary
(amounts in millions)

	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025	
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:										
U.S. government, agencies and government-sponsored enterprises	$ 3,329	8 %	$ 3,624	8 %	$ 3,616	8 %	$ 3,701	8 %	$ 3,593	8 %
State and political subdivisions	1,800	4	1,999	4	2,086	5	2,114	5	2,145	5
Foreign government	1,236	3	1,333	3	1,191	3	1,215	3	1,203	3
U.S. corporate	24,710	58	26,355	58	26,509	58	27,046	58	27,391	59
Foreign corporate	6,501	16	7,018	16	7,045	16	7,191	16	7,301	16
Residential mortgage-backed securities	1,008	2	1,069	2	1,064	2	1,100	2	1,059	2
Commercial mortgage-backed securities	1,269	3	1,361	3	1,358	3	1,309	3	1,360	3
Other asset-backed securities	2,604	6	2,505	6	2,226	5	2,086	5	2,058	4
Total fixed maturity securities	$ 42,457	100 %	$ 45,264	100 %	$ 45,095	100 %	$ 45,762	100 %	$ 46,110	100 %
Corporate Bond Holdings - Industry Sector:										
Investment Grade:										
Finance and insurance	$ 7,912	27 %	$ 8,410	25 %	$ 8,513	25 %	$ 8,666	26 %	$ 8,675	25 %
Utilities	4,810	15	5,100	15	5,045	15	5,107	15	5,149	15
Energy	2,966	9	3,206	10	3,209	10	3,252	10	3,292	10
Consumer - non-cyclical	4,418	14	4,798	15	4,778	14	4,839	14	4,928	15
Consumer - cyclical	1,179	4	1,213	3	1,239	3	1,298	3	1,375	4
Capital goods	2,709	9	2,849	9	2,844	9	2,894	9	2,876	8
Industrial	1,378	4	1,488	4	1,505	5	1,536	4	1,653	5
Technology and communications	2,910	9	3,029	9	3,141	9	3,250	9	3,365	9
Transportation	1,341	4	1,542	5	1,547	5	1,560	5	1,508	4
Other	576	2	642	2	652	2	667	2	688	2
Subtotal	30,199	97	32,277	97	32,473	97	33,069	97	33,509	97
Non-Investment Grade:										
Finance and insurance	152	1	150	1	109	1	110	—	128	—
Utilities	25	—	36	—	37	—	45	—	49	—
Energy	111	—	133	—	131	—	144	—	126	—
Consumer - non-cyclical	84	—	123	—	126	—	124	—	127	—
Consumer - cyclical	211	1	211	1	201	1	201	1	228	1
Capital goods	153	1	130	—	115	—	117	—	136	1
Industrial	111	—	114	—	131	—	179	1	144	—
Technology and communications	138	—	172	1	185	1	188	1	184	1
Transportation	—	—	—	—	1	—	—	—	—	—
Other	27	—	27	—	45	—	60	—	61	—
Subtotal	1,012	3	1,096	3	1,081	3	1,168	3	1,183	3
Total	$ 31,211	100 %	$ 33,373	100 %	$ 33,554	100 %	$ 34,237	100 %	$ 34,692	100 %
Fixed Maturity Securities - Contractual Maturity Dates:										
Due in one year or less	$ 1,487	4 %	$ 1,619	4 %	$ 1,711	4 %	$ 1,543	3 %	$ 1,648	4 %
Due after one year through five years	8,288	20	8,454	19	8,429	19	8,306	18	8,309	18
Due after five years through ten years	9,844	23	10,598	23	10,675	24	11,221	25	11,230	24
Due after ten years	17,957	42	19,658	43	19,632	43	20,197	44	20,446	45
Subtotal	37,576	89	40,329	89	40,447	90	41,267	90	41,633	91
Mortgage and asset-backed securities	4,881	11	4,935	11	4,648	10	4,495	10	4,477	9
Total fixed maturity securities	$ 42,457	100 %	$ 45,264	100 %	$ 45,095	100 %	$ 45,762	100 %	$ 46,110	100 %

28

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

U.S. GAAP Net Investment Income Yields
(amounts in millions)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income									
Fixed maturity securities	$ 566	$ 592	$ 556	$ 1,714	$ 561	$ 566	$ 570	$ 559	$ 2,256
Equity securities	3	3	2	8	4	3	3	3	13
Commercial mortgage loans	76	75	76	227	75	74	72	73	294
Policy loans	38	36	38	112	37	39	32	36	144
Limited partnerships	33	74	38	145	56	62	69	8	195
Other invested assets	55	63	60	178	61	64	62	61	248
Cash, cash equivalents, restricted cash and short-term investments	18	19	19	56	21	18	19	22	80
Gross investment income before expenses and fees	789	862	789	2,440	815	826	827	762	3,230
Expenses and fees	(26)	(26)	(23)	(75)	(30)	(27)	(25)	(23)	(105)
Net investment income	$ 763	$ 836	$ 766	$ 2,365	$ 785	$ 799	$ 802	$ 739	$ 3,125
Annualized Yields									
Fixed maturity securities	4.7%	4.9%	4.6%	4.8%	4.7%	4.7%	4.7%	4.6%	4.6%
Equity securities	2.1%	2.2%	1.5%	1.9%	2.9%	2.3%	2.4%	2.4%	2.5%
Commercial mortgage loans	4.8%	4.7%	4.8%	4.8%	4.8%	4.7%	4.6%	4.6%	4.6%
Policy loans	6.4%	6.1%	6.6%	6.4%	6.4%	6.7%	5.5%	6.2%	6.2%
Limited partnerships[1]	3.7%	8.4%	4.3%	5.5%	6.4%	7.3%	8.4%	1.0 %	5.8%
Other invested assets[2]	41.1%	46.2%	34.2%	38.4%	38.3%	45.1%	42.3%	41.7%	40.9%
Cash, cash equivalents, restricted cash and short-term investments	3.3%	3.6%	3.6%	3.5%	4.1%	3.7%	4.1%	4.5%	4.0%
Gross investment income before expenses and fees	5.0%	5.4%	5.0%	5.1%	5.1%	5.2%	5.2%	4.8%	5.1%
Expenses and fees	(0.2)%	(0.1)%	(0.2)%	(0.1)%	(0.2)%	(0.2)%	(0.2)%	(0.2)%	(0.2)%
Net investment income	4.8%	5.3%	4.8%	5.0%	4.9%	5.0%	5.0%	4.6%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments.

[1] Limited partnership investments are primarily equity-based and do not have fixed returns by period.

[2] Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

29

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Net Investment Gains (Losses) - Detail
(amounts in millions)

	2026				2025				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):									
Net realized gains (losses) on available-for-sale securities:									
Fixed maturity securities:									
U.S. corporate	$ (14)	$ (3)	$ (4)	$ (21)	$ (3)	$ (4)	$ (15)	$ —	$ (22)
U.S. government, agencies and government-sponsored enterprises	—	(3)	—	(3)	—	—	1	—	1
Foreign corporate	(4)	(3)	(17)	(24)	(7)	(4)	(1)	(2)	(14)
Foreign government	—	4	—	4	—	—	(3)	(2)	(5)
Mortgage-backed securities	(1)	—	—	(1)	(8)	(2)	—	—	(10)
Asset-backed securities	(1)	—	—	(1)	—	—	—	—	—
Total net realized gains (losses) on available-for-sale securities	(20)	(5)	(21)	(46)	(18)	(10)	(18)	(4)	(50)
Net realized gains (losses) on equity securities sold	—	—	—	—	—	—	4	1	5
Total net realized investment gains (losses)	(20)	(5)	(21)	(46)	(18)	(10)	(14)	(3)	(45)
Net change in allowance for credit losses on available-for-sale fixed maturity securities	(1)	1	—	—	5	(3)	(11)	(4)	(13)
Write-down of available-for-sale fixed maturity securities	(2)	—	—	(2)	—	—	(4)	—	(4)
Net unrealized gains (losses) on equity securities still held	6	59	(19)	46	8	30	32	(14)	56
Net unrealized gains (losses) on limited partnerships	21	(21)	3	3	(17)	66	25	38	112
Commercial mortgage loans	(2)	1	1	—	(3)	(3)	(20)	3	(23)
Derivative instruments	(12)	3	11	2	(4)	17	(36)	6	(17)
Other	(1)	(1)	(1)	(3)	(10)	2	—	1	(7)
Net investment gains (losses), gross	(11)	37	(26)	—	(39)	99	(28)	27	59
Adjustment for net investment (gains) losses attributable to noncontrolling interests	2	—	1	3	1	—	1	1	3
Net investment gains (losses), net	$ (9)	$ 37	$ (25)	$ 3	$ (38)	$ 99	$ (27)	$ 28	$ 62

30

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Reconciliation of Operating ROE
(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended				
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
U.S. GAAP Basis ROE					
Net income (loss) available to Genworth Financial, Inc.'s common stockholders for the twelve months ended[1]	$ 55	$ 212	$ 216	$ 223	$ 220
Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)[2]	$ 10,046	$ 10,083	$ 10,093	$ 10,102	$ 10,114
U.S. GAAP Basis ROE[1][2]	0.5 %	2.1 %	2.1 %	2.2 %	2.2 %
Operating ROE					
Adjusted operating income (loss), excluding Closed Block for the twelve months ended[1]	$ 445	$ 456	$ 456	$ 461	$ 453
Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding segment equity for Closed Block and accumulated other comprehensive income (loss)[2]	$ 4,933	$ 5,005	$ 5,022	$ 5,055	$ 5,060
Operating ROE[1][2]	9.0 %	9.1 %	9.1 %	9.1 %	9.0 %

Quarterly Average ROE	Three months ended				
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
U.S. GAAP Basis ROE					
Net income (loss) available to Genworth Financial, Inc.'s common stockholders for the period ended[3]	$ (41)	$ 47	$ 47	$ 2	$ 116
Quarterly average Genworth Financial, Inc.'s stockholders' equity for the period, excluding accumulated other comprehensive income (loss)[4]	$ 9,979	$ 10,037	$ 10,057	$ 10,116	$ 10,135
Annualized U.S. GAAP Quarterly Basis ROE[3][4]	(1.6)%	1.9 %	1.9 %	0.1 %	4.6 %
Operating ROE					
Adjusted operating income (loss), excluding Closed Block for the period ended[3]	$ 102	$ 112	$ 109	$ 122	$ 113
Quarterly average Genworth Financial, Inc.'s stockholders' equity for the period, excluding segment equity for Closed Block and accumulated other comprehensive income (loss)[4]	$ 4,818	$ 4,945	$ 5,000	$ 5,041	$ 5,041
Annualized Operating Quarterly Basis ROE[3][4]	8.5 %	9.1 %	8.7 %	9.7 %	9.0 %

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled "operating return on equity" or "operating ROE." The company defines operating ROE as adjusted operating income (loss), excluding Closed Block divided by average ending Genworth Financial, Inc.'s stockholders' equity, excluding segment equity for Closed Block and accumulated other comprehensive income (loss). Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.'s common stockholders divided by average ending Genworth Financial, Inc.'s stockholders' equity determined in accordance with U.S. GAAP.

[1]The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.'s common stockholders and adjusted operating income (loss), excluding Closed Block from page 9 herein.

[2]Quarterly average for the most recent five quarters.

[3]Net income (loss) available to Genworth Financial, Inc.'s common stockholders and adjusted operating income (loss), excluding Closed Block from page 9 herein.

[4]Quarterly average over two consecutive quarters.

32

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Reconciliation of Consolidated Expense Ratio
(amounts in millions)

		2026				2025				
	U.S. GAAP Basis Expense Ratio	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$ 255	$ 268	$ 213	$ 736	$ 265	$ 259	$ 249	$ 236	$ 1,009
(B)	Premiums	$ 893	$ 875	$ 881	$ 2,649	$ 886	$ 886	$ 865	$ 862	$ 3,499
(A) / (B)	U.S. GAAP basis expense ratio	29%	31%	24%	28%	30%	29%	29%	27%	29%
	Adjusted Expense Ratio									
	Acquisition and operating expenses, net of deferrals	$ 255	$ 268	$ 213	$ 736	$ 265	$ 259	$ 249	$ 236	$ 1,009
	Less: Legal settlement (recoveries) expenses[(1)]	—	—	(42)	(42)	—	—	—	—	—
	Less: (Gains) losses on early extinguishment of debt	(2)	(1)	—	(3)	(1)	—	—	—	(1)
(C)	Adjusted acquisition and operating expenses, net of deferrals	$ 257	$ 269	$ 255	$ 781	$ 266	$ 259	$ 249	$ 236	$ 1,010
	Premiums	$ 893	$ 875	$ 881	$ 2,649	$ 886	$ 886	$ 865	$ 862	$ 3,499
	Add: Policy fees and other income	149	153	156	458	152	151	157	158	618
(D)	Adjusted revenues	$ 1,042	$ 1,028	$ 1,037	$ 3,107	$ 1,038	$ 1,037	$ 1,022	$ 1,020	$ 4,117
(C) / (D)	Adjusted expense ratio	25%	26%	25%	25%	26%	25%	24%	23%	25%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled "adjusted expense ratio" as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement (recoveries) expenses incurred in the company's long-term care insurance products in its Closed Block segment, less (gains) losses on early extinguishment of debt divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the U.S. GAAP basis expense ratio.

[(1)] Amounts in the first quarter of 2026 represent net insurance recoveries on legal costs previously incurred in connection with legal settlements in the company's long-term care insurance products in its Closed Block segment.

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